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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2004

Jostens Holding Corp.
(Exact name of registrant as specified in its charter)

DELAWARE	333-112055	20-0049713
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5501 American Boulevard West Minneapolis, Minnesota		55432
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (952) 830-3300

Not Applicable.
(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits.

  (c)
  Exhibits

        Exhibit 99.1—Press Release of Jostens Holding Corp. dated March 5, 2006.

Item 9.    Regulation FD Disclosure

        The information set forth in the press release issued by Jostens Holding Corp., attached hereto as Exhibit 99.1, is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jostens Holding Corp.
Date: March 5, 2004	By:	/s/ DAVID A. TAYEH
	Name:	Davide A. Tayeh
	Title:	Senior Vice President and Chief Financial Officer

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  Item 7. Financial Statements and Exhibits.
  Item 9. Regulation FD Disclosure
SIGNATURES